UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): March 25, 2008

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 25, 2008, Comverge, Inc. issued a press release announcing results of operations for the fourth quarter and the fiscal year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 2.02 in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of Comverge, Inc., dated March 25, 2008 (furnished herewith)

The information contained in this Current Report on Form 8-K, including the exhibit thereto, contains forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward-looking statements include, but are not limited to, statements regarding projected year end revenues for 2008, projected contracted revenues, projected deferred revenues, projected net income profitability, projected market penetration, and projections, predictions, expectations, estimates and forecasts as to payments from our long-term contracts and revenues recognized from our backlog, our business, financial and operating results and future performance, economic and market conditions, seasonal factors, costs of revenues, operating expenses, sales, marketing and support expenses, general and administrative expenses, research and development expenses, regulatory decisions, and acquisitions. Those statements involve a number of risks and uncertainties that could cause actual results to differ materially from expectations, including risks associated with rules changing in capacity markets, failure to acquire and build out megawatts as projected, not obtaining new or projected hardware and software sales, the company's business, the company's products, their development and distribution, economic and competitive factors and the company's key strategic relationships, inaccurate estimates of energy demand, changes in the available capacity provided by our capacity or ISO programs, loss of customers, regulatory action, our dependence on the electric utility industry, our ability to receive estimate payments from long-term contracts and to recognize revenues form our backlog, actions of customers and competitors, expiration of contracts without obtaining replacement contracts, disruptions due to equipment interruption or failure at third-party manufacturing facilities, execution of planned capital projects, effects of current and future local, state, and federal laws, policies, and regulations and regulatory decisions, the costs associated with being a public company and our ability to comply with the internal control and reporting obligations of public companies, our ability to retain key personnel, our annual net losses, failure to recognize revenue from the backlog, increased rate of termination of consumers or the use of more efficient products by consumers, material weaknesses in our internal control and financial reporting, inability to integrate acquisitions or to identify and complete future acquisitions or strategic alliances, internal or external security breaches, failure to meet product development and commercialization milestones, inability to protect our intellectual property, litigation, inability to improve our controls and procedures as we grow our business, inability to maintain quality customer care, the ability to obtain additional capital, credit, and acceptable financing terms, changes in the availability and regulation of radio spectrum, fluctuations in the market values of our portfolio investments, our limited ability to provide bid bonds, performance bonds, or letter of credit, impairment of our goodwill or tangible assets and a resulting charge to earnings, decline of the market price of our common stock caused by shares eligible for future sale and the other risks described in our Annual Report on Form 10-K for the year ended December 31, 2007, and our registration statement on Form S-1, as filed with the Securities and Exchange Commission on October 22, 2007, as amended, and the final prospectus filed on December 7, 2007. Comverge assumes no obligation to update any forward-looking information contained in this press release based on changing circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By: /s/ Michael Picchi

Name: Michael Picchi

Title: Chief Financial Officer

Dated: March 25, 2008